UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

SPA ETF TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPA ETF TRUST

SPA MarketGrader 40 Fund

SPA MarketGrader 100 Fund

SPA MarketGrader 200 Fund

SPA MarketGrader Small Cap 100 Fund

SPA MarketGrader Mid Cap 100 Fund

SPA MarketGrader Large Cap 100 Fund

(each a “Fund,” and collectively, the “Funds”)

Tower 49

12 East 49th Street

New York, New York 10017

1-877-772-3831

[•], 2008

Dear Shareholders:

We are writing to notify you of a shareholder meeting for each Fund of SPA ETF Trust (the “Trust”) that is being held for the purpose of approving a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between SPA ETF, Inc. (the “Investment Adviser”) and Esposito Partners, LLC (“Esposito”), as required by the Investment Company Act of 1940 (the “1940 Act”).  Each Fund’s previous sub-adviser, BNY Investment Advisors (“BNYIA”), terminated the sub-advisory agreement between BNYIA and the Investment Adviser, and such termination took effect June 30, 2008.  At a special meeting of the Board of Trustees of the Trust held on June 24, 2008, the Board of Trustees approved, pursuant to Rule 15a-4 of the 1940 Act, an interim sub-advisory agreement between the Investment Adviser and Esposito (the “Interim Sub-Advisory Agreement”), pursuant to which Esposito will serve as the sub-adviser to each Fund on an interim basis.  The Interim Sub-Advisory Agreement will terminate no later than November 28, 2008.  Under the 1940 Act, Esposito cannot serve as sub-adviser on a permanent basis until the Sub-Advisory Agreement is approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of each Fund.  Accordingly, we are asking you to vote on the approval of the Sub-Advisory Agreement.

The shareholder meeting for each Fund will be held on [•], 2008.  A proxy card for each Fund in which you own shares has been included with the proxy statement. We ask that you complete, sign and return the proxy cards in the enclosed envelope or vote via Internet in the manner set forth in the proxy statement and on the proxy card.

Please feel free to contact us at the address or phone number set forth above if you have any questions.

Very truly yours,

Antony Peter Drain

President

PLEASE PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

SPA ETF Trust

SPA MarketGrader 40 Fund

SPA MarketGrader 100 Fund

SPA MarketGrader 200 Fund

SPA MarketGrader Small Cap 100 Fund

SPA MarketGrader Mid Cap 100 Fund

SPA MarketGrader Large Cap 100 Fund

NOTICE OF THE SPECIAL MEETINGS OF SHAREHOLDERS

[•], 2008

To the Shareholders of
SPA MarketGrader 40 Fund

SPA MarketGrader 100 Fund

SPA MarketGrader 200 Fund

SPA MarketGrader Small Cap 100 Fund

SPA MarketGrader Mid Cap 100 Fund

SPA MarketGrader Large Cap 100 Fund

NOTICE IS HEREBY GIVEN that Special Meeting of Shareholders of each of SPA MarketGrader 40 Fund, SPA MarketGrader 100 Fund, SPA MarketGrader 200 Fund, SPA MarketGrader Small Cap 100 Fund, SPA MarketGrader Mid Cap 100 Fund and SPA MarketGrader Large Cap 100 Fund (each a “Fund,” and collectively, the “Funds”) will be held at the offices of Bank of New York, One Wall Street, New York, New York,10286, on [•], 2008, at [•] a.m., New York time, for the following purposes:

1.               To approve a successor investment sub-advisory agreement for each of the Funds.

2.               To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on [•], 2008 as the record date for the determination of Shareholders of each Fund entitled to notice of and to vote at the applicable Meeting or any adjournments thereof.

You are cordially invited to attend your Fund’s Meeting.  Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend.  Your vote is important.  The enclosed proxy card for each Fund is being solicited by the Board of Trustees of the Trust.

By order of the Board of Trustees,

President

SPA ETF Trust

SPA MarketGrader 40 Fund

SPA MarketGrader 100 Fund

SPA MarketGrader 200 Fund

SPA MarketGrader Small Cap 100 Fund

SPA MarketGrader Mid Cap 100 Fund

SPA MarketGrader Large Cap 100 Fund

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SPA ETF Trust (the “Trust”) with respect to SPA MARKETGRADER 40 FUND, SPA MARKETGRADER 100 FUND, SPA MARKETGRADER 200 FUND, SPA MARKETGRADER SMALL CAP 100 FUND, SPA MARKETGRADER MID CAP 100 FUND AND SPA MARKETGRADER LARGE CAP 100 FUND (each a “Fund,” and collectively, the “Funds”) for use at Special Meetings of Shareholders of the Funds, to be held at the principal office of Bank of New York, One Wall Street, New York, New York 10286, on [•], 2008, at [•] a.m., New York time, and at any adjournments thereof.

This Proxy Statement and enclosed proxy card are being mailed to investors, on or about [•], 2008, who have shares in a Fund (“Shares”) in an offering, and other persons who have acquired Shares of a Fund (“Shareholders”).  Any Shareholder giving a proxy in advance of the Special Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of the Trust, c/o SPA ETF Trust, Tower 49, 12 East 49th Street, New York, New York 10017) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for the proposal referred to in this Proxy Statement (the “Proposal”).  The presence in person or by proxy of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the record date will constitute a quorum at each Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present at each Meeting, but will not be counted as votes cast at each Meeting.

The Board of Trustees of the Trust has fixed the close of business on [•], 2008 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting for that Fund and at any adjournments thereof.  On that date, the following number of Shares of each Fund were outstanding and entitled to vote:

SPA MarketGrader 40 Fund	[•] shares
SPA MarketGrader 100 Fund	[•] shares
SPA MarketGrader 200 Fund	[•] shares
SPA MarketGrader Small Cap 100 Fund	[•] shares
SPA MarketGrader Mid Cap 100 Fund	[•] shares
SPA MarketGrader Large Cap 100 Fund	[•] shares

Management of the Trust knows of no business other than that mentioned in Item 1 of the Notice of Meetings, which will be presented for consideration at the Meetings.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.  It is essential that Shareholders complete, date, sign and return the enclosed proxy card or vote via the Internet as indicated in the enclosed proxy card.

THE TRUST’S BOARD UNANIMOUSLY RECOMMENDS THAT EACH FUND’S SHAREHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEM 1 OF THE NOTICE OF MEETINGS.

SPA ETF TRUST

SPA MARKETGRADER 40 FUND

SPA MARKETGRADER 100 FUND

SPA MARKETGRADER 200 FUND

SPA MARKETGRADER SMALL CAP 100 FUND

SPA MARKETGRADER MID CAP 100 FUND

SPA MARKETGRADER LARGE CAP 100 FUND

Proposal 1: APPROVAL OF

A SUCCESSOR INVESTMENT SUB-ADVISORY AGREEMENT

BNY Investment Advisors (“BNYIA”) had previously served as the investment sub-adviser to each Fund of the Trust, subject to the ultimate supervision of SPA ETF, Inc. (the “Investment Adviser”) and subject to any policies established by the Fund’s Board, pursuant to the terms of the original investment sub-advisory agreement with the Investment Adviser, dated as of October 10, 2007 (the “Original Investment Sub-Advisory Agreement).  The Original Investment Sub-Advisory Agreement was approved by the Board on October 4, 2007, and also was approved by each Fund’s then sole Shareholder prior to such Fund’s commencement of operations.

BNYIA terminated the Original Investment Sub-Advisory Agreement, effective June 30, 2008.  On June 24, 2008, the Trust’s Board (as well as a majority of the independent members of the Trust’s Board acting separately) approved an interim investment sub-advisory agreement between the Investment Adviser and Esposito Partners, LLC (“Esposito”), with terms and conditions substantially similar to the terms and conditions of the Original Investment Sub-Advisory Agreement (the “Interim Investment Sub-Advisory Agreement”), pursuant to which Esposito will provide investment sub-advisory services to each Fund under substantially similar terms as the terminated Original Investment Sub-Advisory Agreement. Under the Interim Investment Sub-Advisory Agreement, the Investment Adviser will pay Esposito on a monthly basis a portion of the net advisory fees it receives from each Fund, at the annual rate of 0.02% of each Fund’s average daily net assets.  In addition, pursuant to the Interim Investment Sub-Advisory Agreement, the Investment Adviser will pay to Esposito a one-time initial relationship payment of $25,000.  The Interim Investment Sub-Advisory Agreement took effect upon the termination of the Original Investment Sub-Advisory Agreement and will terminate upon the sooner to occur of (i) November 28, 2008 or (ii) the approval by each Fund’s Shareholders of a successor investment sub-advisory agreement between the Investment Adviser and Esposito (the “Successor Investment Sub-Advisory Agreement”).

At a meeting of the Board of Trustees of the Trust held on June 24, 2008, the Board concluded that it would be in the best interests of each Fund and its Shareholders to recommend to the Funds’ Shareholders the approval of a Successor Investment Sub-Advisory Agreement between the Investment Adviser and Esposito with terms substantially similar to the Original Investment Sub-Advisory Agreement, except as noted herein.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

Original Investment Sub-Advisory Agreement.  Under the Original Investment Sub-Advisory Agreement, BNYIA is responsible for the investment and reinvestment of each Fund’s assets on an ongoing basis under the supervision of the Investment Adviser.  BNYIA is primarily responsible for the continuous review, supervision and administration of the investment program of each Fund, to determine in its discretion the securities to be purchased or sold and the portion of each Fund’s assets to be held uninvested.  As each Fund is an exchange-traded fund that issues and redeems its Shares in large aggregations called “Creation Units,” the Original Investment Sub-Advisory Agreement also requires BNYIA to designate the identity and weighting of the securities in the “Deposit Securities” for the creation of Creation Units and the “Fund Securities” for the redemption of Creation Units.

The Original Investment Sub-Advisory Agreement requires BNYIA to provide the Investment Adviser and the Trust with records concerning BNYIA’s activities which the Trust is required to maintain, and to render regular reports to the Investment Adviser, the Trust’s officers and Board of Trustees concerning BNYIA’s discharge of its responsibilities as investment sub-adviser to the Funds.  In addition, the Original Investment Sub-Advisory Agreement requires BNYIA to oversee the maintenance of all books and records with respect to the securities transactions of each Fund, and to furnish to the Board of Trustees such periodic and special reports as the Board of Trustees reasonably may request.

The Original Investment Sub-Advisory Agreement provides that it will continue in effect from year to year so long as such continuance is approved annually by (a) by the Investment Adviser and (b) (1) by the vote of a majority of those members of the Board of Trustees of the Trust who are independent Board members, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds.  The Original Investment Sub-Advisory Agreement also is terminable without penalty, on 60 days’ prior written notice, by the Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Investment Manager. In addition, the Original Investment Sub-Advisory Agreement is terminable without penalty, on 60 days’ prior written notice, by BNYIA to the Investment Adviser and the Fund(s).  The Original Investment Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Original Investment Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, reckless disregard of its obligations and duties under the agreement or a loss resulting from a breach of fiduciary duty, BNYIA is not liable for any loss a Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

Under the Original Investment Sub-Advisory Agreement, in consideration for the services provided by BNYIA, the Investment Adviser paid BNYIA, on a monthly basis, a portion of the net advisory fees received from each Fund, at the annual rate of 0.02% of each Fund’s average daily net assets.  In addition, under the Original Investment Sub-Advisory Agreement, BNYIA was entitled to receive from the Investment Adviser a minimum annual fee of $25,000 per Fund; however, this fee was waived for the first 12 months after the launch of each Fund.

Successor Investment Sub-Advisory Agreement.  The terms and conditions of the Successor Investment Advisory Agreement are substantially identical to the terms and conditions of the Original Investment Sub-Advisory Agreement, except as noted below.

Under the Successor Investment Sub-Advisory Agreement, in consideration for the services provided by Esposito, the Investment Adviser will pay Esposito on a monthly basis a portion of the net advisory fees it received from each Fund, at an annual rate of 0.05% of the average net assets up to $100 million; 0.04% of the average net assets from $100 million to $200 million; and 0.03% of the average net assets over $300 million.  In addition, the Investment Adviser will pay Esposito a minimum relationship fee per year (computed quarterly) of $2,500 per Fund, prorated across each Fund based upon the of the average net assets of such Fund.

The aggregate amount of the investment sub-advisory fee paid to BNYIA prior to the termination of the Original Sub-Advisory Agreement was $[  ].  If the proposed fee under the Successor Investment Sub-Advisory Agreement were in effect with respect to BNYIA, the fee paid to BNYIA prior to the termination of the Original Sub-Advisory Agreement would have been $[  ].  Accordingly, the fees paid to BNYIA would have been 150% higher (expressed as a percentage of the fee paid to BNYIA during the last year) if the fee structure proposed in the Successor Investment Sub-Advisory Agreement had been in effect.  However, this would not have affected the advisory fee paid by each Fund to the Investment Adviser or the fees and expenses borne by each Fund’s Shareholders.

Board Considerations.  At a meeting of the Board of Trustees of the Trust held on June 24, 2008, the Board concluded that it would be in the best interests of each Fund and its Shareholders to recommend to each Fund’s Shareholders the approval of the Successor Investment Sub-Advisory Agreement.  The Board discussed the materials provided to them prior to the meeting and reviewed the nature, quality and scope of the services provided to each Fund by Esposito.  The Boards also considered the fees charged under the Original Investment Sub-Advisory Agreement and Interim Investment Sub-Advisory Agreement and proposed to be charged under the Successor Investment Sub-Advisory Agreement, and reviewed the comparative fee data previously provided by the Investment Adviser.  They also considered the information provided by Esposito regarding Esposito’s financial performance and profitability.  The Board reviewed reports from third parties and Esposito about the foregoing factors.  In considering the approval of the Successor Investment Sub-Advisory Agreement for each Fund, the Board members gave particular consideration to the following factors:

Nature, Extent and Quality of Services

The Board of each Fund reviewed and considered the nature and extent of the investment sub-advisory services previously provided by BNYIA to the Funds under the Original Investment Sub-Advisory Agreement, the investment sub-advisory services proposed to be provided by Esposito to the Funds under the Interim Investment Sub-Advisory Agreement and under the Successor Investment Sub-Advisory Agreement, including financial information regarding Esposito and its affiliates, information describing Esposito’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the Funds. The Board noted that while Esposito was a newly-registered investment adviser and that the Funds would be the first ETFs for which Esposito would serve as a sub-adviser, the personnel at Esposito (in their capacities as employees of Esposito Securities, LLC (“Esposito Securities”), a registered broker-dealer affiliated with Esposito), had extensive experience in the construction of creation and redemption “baskets” for various ETFs. The Board also reviewed and considered the qualifications of the portfolio manager and other key personnel of Esposito who provide the investment sub-advisory services to each Fund.  The Board determined that Esposito’s portfolio manager and key personnel are qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board noted that while Esposito was a newly-registered investment adviser, Esposito was sufficiently capitalized and had sufficient resources to provide the sub-advisory services to the Funds.  The Board concluded that the overall quality of the investment sub-advisory services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board determined that, given that Esposito would be a new sub-adviser for the Funds and that BNYIA had terminated its relationship with the Funds, the Funds’ prior performance was not applicable to the Board’s consideration of Esposito.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the proposed sub-advisory fees to be paid to Esposito by the Investment Adviser under the Successor Investment Sub-Advisory Agreement.  The Board also reviewed a report prepared by the Investment Adviser comparing the fees proposed by other potential sub-advisers considered by the Investment Adviser.  The Board noted that the fees payable to Esposito were lower than or comparable to the fees payable to the other potential sub-advisers considered by the Adviser or the sub-advisory fees currently charged by BNYIA for sub-advising other ETFs.  The Board concluded that the proposed fees payable to Esposito were reasonable and satisfactory in light of the services to be provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Fund’s fee schedule under the Interim Investment Sub-Advisory Agreement and the Successor Investment Sub-Advisory Agreement.  The Board noted that the Successor Investment Sub-Advisory Agreement, unlike the Original Investment Sub-Advisory Agreement and Interim Investment Sub-Advisory Agreement, contained breakpoints at $100 million and $200 million.  The Board also determined that, given the relative size of each Fund, economies of scale were not a factor that needed to be considered at this time.

Profitability of Adviser and Affiliates

With respect to the costs of services to be provided and profits to be realized by the Sub-Adviser, the Board considered the resources involved in managing each Fund as well as the financial information provided by Esposito.  The Board noted that it was anticipated that Esposito Securities, an affiliate of Esposito, would likely handle a substantial portion of each Fund’s brokerage transactions.  The Board reviewed information provided by Esposito and the Investment Adviser as to the anticipated brokerage commissions to be charged to the Funds by Esposito Securities, as well as (a) the brokerage commissions previously paid by each Fund and (b) the brokerage commissions charged by Esposito Securities to other ETFs, and determined that the commissions proposed to be charged to the Funds by Esposito Securities were less than or equal to the brokerage commissions previously paid by each Fund and the brokerage commissions charged by Esposito Securities to other ETFs.   Based on their review of the information they received, the Board concluded that the profits likely to be earned by Esposito and its affiliates were not excessive in light of the investment sub-advisory and other services provided to each Fund.

General Conclusion

After considering and weighing all of the above factors, the Board of the Trust concluded it would be in the best interest of each Fund and its Shareholders to approve the Successor Investment Sub-Advisory Agreement.

Shareholder Approval.  The Successor Investment Sub-Advisory Agreement for each Fund must be approved by a vote of a majority of the outstanding voting securities of the Fund.  The “vote of a majority of the outstanding voting securities” is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the securities of a fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding securities of such fund are present in person or represented by proxy, or (ii) more than 50% of such outstanding securities of such fund entitled to vote thereon.

The Successor Investment Sub-Advisory Agreement, as attached hereto as Exhibit A, would be effective upon Shareholder approval of this Proposal 1.  Approval of this Proposal, with respect to a Fund, requires the vote of the holders of a majority of the outstanding voting securities of the Fund.

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s Shares present in person or by proxy at the Meeting.  The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Successor Investment Sub-Advisory Agreement and will vote against any such adjournment those proxies to be voted against the Successor Investment Sub-Advisory Agreement.  They will refrain from voting in favor of or against any such adjournment those proxies required to abstain from such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.  It is important that you promptly submit your vote as a Shareholder of the Fund(s).

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL 1.

SHAREHOLDER COMMUNICATIONS

Shareholders of a Fund may send communications to the Trust’s Board of Trustees.  Shareholders should send communications intended for the Trust’s Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to the Trust’s office.  Other Shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

PROPOSED INVESTMENT SUB-ADVISER

Esposito Partners, LLC, a Delaware limited liability company, serves as the investment sub-adviser to the Funds pursuant to the Interim Investment Sub-Advisory Agreement and will serve as the investment sub-adviser to the Funds pursuant to the Successor Investment Sub-Advisory Agreement if approved.  The principal offices of Esposito are located at 300 Crescent Court, Suite 650, Dallas, Texas 75201.

The following table sets forth information concerning the principal executive officer(s) of Esposito.

Name and Address of Principal Executive Officer	Principal Occupation or Employment During Past Five Years

Mark Esposito 300 Crescent Court Suite 650 Dallas, Texas 75201

President/Owner, Esposito Partners, LLC, April 2006 to present; Independent Contractor (Institutional Sales), Williams Financial Group, May 2006 to present; Senior Managing Director, Fulcrum Global Partners, May 2002 to May 2006.

Certain information regarding the control persons of Esposito is set forth below:

Full Legal Name and Address	Entity in Which Interest is Owned	Title or Status	Date Title or Status Acquired

Mark Esposito 300 Crescent Court Suite 650 Dallas, Texas, 75201	Esposito Partners, LLC	President/Owner	04/2006

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Although the Trust does not have information concerning the beneficial ownership of Shares held in the names of DTC participants, as of July 31, 2008, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund were as follows:

Fund	Name	Percentage of Ownership

SPA MarketGrader 40 Fund

SPA MarketGrader 100 Fund

SPA MarketGrader 200 Fund

SPA MarketGrader Small Cap 100 Fund

SPA MarketGrader Mid Cap 100 Fund

SPA MarketGrader Large Cap 100 Fund

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Trust or personnel of the Investment Adviser.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust’s officers or agents in person or by telephone will be borne by the Trust on behalf of each Fund.  The Trust, on behalf of each Fund, will reimburse banks and other persons holding a Fund’s Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

SHAREHOLDER PROPOSALS

The Funds do not hold regular Shareholder meetings.  Proposals of Shareholders of the Funds intended to be presented at the next meeting of Shareholder must be received by the Fund, c/o SPA ETF Trust, Tower 49, 12 East 49th Street, New York, New York 10017, a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

By order of the Board of Trustees,

Antony Peter Drain
President

Tower 49

12 East 49th Street

New York, New York 10017
[    ], 2008

EXHIBIT A

SUB-ADVISORY AGREEMENT

AGREEMENT made this 3rd day of June, 2008 by and between SPA ETF, Inc. (the “Adviser”), and Esposito Partners, LLC (the “Sub-adviser”).

1.                                       Duties of Sub-adviser.  The Adviser hereby appoints the Sub-adviser to act as investment Sub-adviser to each series listed on Appendix A hereto (a “Series”) of SPA ETF Trust, a Delaware business trust (the “Registrant”), for the period and on such terms as are set forth in this Agreement.  The Adviser employs the Sub-adviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series’ assets to be held uninvested, to designate the identity and weighting of the Securities in the Deposit Securities and the Fund Securities (as such terms are defined in the Registration Statement), to provide the Adviser and the Registrant with records concerning the Subadviser’s activities which the Registrant is required to maintain, and to render regular reports to the Adviser, the Registrant’s officers and Board of Trustees concerning the Sub-adviser’s discharge of the foregoing responsibilities.

The Sub-adviser will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request.  In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-adviser agrees that all records which it maintains for the Registrant are the property of the Registrant, agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act any records which it maintains for the Registrant and which are required to be maintained by Rule 31 a-1 under the 1940 Act and further agrees to surrender promptly to the Registrant any records which it so maintains, upon request by the Registrant.  The Sub-adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Trustees of the Registrant, and in compliance with the objectives, policies and limitations set forth in the Registrant’s Registration Statement (Nos. 811-22103; 333-1448565, including the Series’ prospectus and statement of additional information, applicable laws and regulations.  In carrying out its responsibilities hereunder, the Sub-adviser will consult with the Adviser on a continuous basis regarding the management of the Series.  The Sub-adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment (including computer equipment (software and hardware)), and the personnel required by it to perform the services on the terms and for the compensation provided therein.

2.                                       Portfolio Transactions.  The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution.  The Sub-adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations.  The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.  The Sub-adviser will promptly communicate to the Adviser and the officers and Trustees of the Registrant such information relating to Series transactions as they may reasonably request.

3.                                       Compensation of the Sub-adviser.  For the services to be rendered by the Sub-adviser as provided in Section I of this Agreement, the Adviser shall pay to the Sub-adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of each Series’ average daily net assets.  The annual percentage rate for each Series is set forth on Appendix A hereto.  Neither the Registrant nor the Series shall be responsible for any portion of the compensation payable to the Sub-adviser hereunder.  In addition, the Adviser shall be responsible for extraordinary expenses incurred by the Sub-adviser in performing its services hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice and reporting.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4.                                       Reports.  The Adviser agrees to furnish to the Sub-adviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Sub-adviser may reasonably request.  The Sub-adviser agrees to furnish to the Adviser and to the Registrant such information concerning its own affairs as the Adviser or the Registrant may reasonably request, including copies of its Form ADV and any other filings of the Sub-adviser with the U.S. Securities and Exchange Commission and certified copies of its financial statements.

5.                                       Status of Sub-adviser.  The services of the Sub-adviser to the Adviser and the Series are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others.

6.                                       Liability of Sub-adviser.  (a) In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Sub-adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the “1940 Act”), the Subadviser shall not be subject to any liability whatsoever to the Adviser of the Series, the Registrant, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series, (b) in no event shall the Sub-adviser be liable for (i) for acting in accordance with instructions from Adviser, (ii) for special, consequential or punitive damages, or (iii) or for any losses due to forces beyond the control of the Sub-adviser including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities or communications services, (c) Adviser shall indemnify Sub-adviser and hold it harmless against any and all claims, losses, liabilities, damages or expenses, including attorneys’ fees and expenses, howsoever arising from or in connection with this Agreement or the performance of its own duties hereunder, provided that nothing contained herein shall require that Subadviser be indemnified for its gross negligence or willful misconduct.

7.                                       Permissible Interests.  Subject to and in accordance with the Declaration of Trust of the Registrant and applicable law and regulation, Trustees, officers, agents and shareholders of the Registrant and/or the Adviser are or may be interested in the Sub-adviser (or any successor thereof) as Trustees, officers, agents, shareholders or otherwise; Trustees, officers, agents and shareholders of the Sub-adviser are or may be interested in the Registrant and/or the Adviser as Trustees, officers, shareholders or otherwise; and the Sub-adviser (or any successor) is or may be interested in the Registrant and/or the

Adviser as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and applicable law and regulations, including the provisions of the 1940 Act.

8.                                       Duration and Termination.  This Agreement shall be effective as of the date (the “Effective Date”) this Agreement has been approved (i) by a vote of the majority of those members of the Board of Trustees of the Registrant who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the outstanding securities of each Series.  Unless sooner terminated as provided herein, this Agreement shall continue for two years from the Effective Date and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) (1) by the vote of a majority of the members of the Board of Trustees of the Registrant who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Trustees of the Registrant or by vote of a majority of the outstanding voting securities of the Series.  This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Trustees of the Registrant or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Sub-adviser and, in the case of termination by the Adviser, to the Registrant.  This Agreement may be terminated by the Sub-adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series.  This Agreement will automatically and immediately terminate in the event of its assignment.  Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.  As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

9.                                       Amendment of Agreement.  This Agreement may be amended by mutual consent of the parties, but the consent of the Registrant must also be obtained, which consent must be approved (a) by vote of majority of those members of the Board of Trustees of the Registrant who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by “vote of a majority of the outstanding voting securities of the Series.

10.                                 Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.                                 Applicable Law.  This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

SPA ETF, INC.	Esposito Partners

By:	By:

Name:	Name:

Title:	Title:

APPENDIX A

Company agrees to pay Sub-Adviser under the following schedule:

Advisory fee Schedule:

To be calculated on the total combined SPA ETF Inc assets under management by the Sub-adviser.

$0 to $100,000,000 Assets Under Management (AUM)	= 5bps
$100,000,000 to $200,000,000 AUM	= 4bps
$200,000,000+ AUM	= 3bps

Subject to a minimum relationship fee per year (Computed quarterly) of $2,500.00 per fund under management.  This will be pro-rated across all the funds based upon the AUM of the individual funds.

SPA ETF TRUST

Tower 49, 12 East 49th Street

New York, New York 10017

Proxy Solicited on Behalf of the Board of Trustees for the

Special Meeting of Shareholders on

[    ], 2008

The undersigned Shareholder of SPA ETF Trust (the “Trust”) hereby appoints Antony Peter Drain and Cliff Warner, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Special Meeting of Members of the Fund, to be held at the offices of SPA ETF Trust, Tower 49, 12 East 49th Street, New York, New York 10017, on [          ], 2008 at [     ] a.m., New York time, and at any and all adjournments thereof, according to the votes of the undersigned Interests the undersigned would be entitled to cast if personally present.

The Shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned Shareholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF the Proposal as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Proxy Statement dated [     ], 2008.

Vote via the Internet: [to be provided]

x	Please mark votes as in this example.

SPA ETF TRUST	The Board of Trustees recommends a vote FOR the Proposal below.

1. To approve the Successor Investment Sub-Advisory Agreement.
	For	Against	Abstain
SPA MarketGrader 40 Fund	☐	☐	☐
SPA MarketGrader 100 Fund	☐	☐	☐
SPA MarketGrader 200 Fund	☐	☐	☐
SPA MarketGrader Small Cap 100 Fund	☐	☐	☐
SPA MarketGrader Mid Cap 100 Fund	☐	☐	☐
SPA MarketGrader Large Cap 100 Fund	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as your name(s) appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:	Date:	Signature:	Date: